FORM OF COMMON STOCK PURCHASE WARRANT

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE ACT) PRIOR TO _______ UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE ACT) UNLESS SUCH SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.
                                                          No. ________


               WARRANTS TO PURCHASE COMMON STOCK OF

                       METALCLAD CORPORATION

                       Initial Issuance on ___________, 199
             Void after 5:00 p.m. California Time, December 31, 2002

        THIS CERTIFIES THAT, for value received, ______________________ or registered assigns (the "Holder") is the registered holder of Warrants (the "Warrants") to purchase from Metalclad Corporation, a Delaware corporation (the "Company"), at any time or from time to time until 5:00 p.m., California time, on December 31, 2002 (the "Expiration Date"), subject to the conditions as set forth herein, at the initial exercise price of $1.50 per share (the "Initial Exercise Price"), subject to adjustment as set forth herein (the "Exercise Price") up to an aggregate of ________ shares, subject to adjustment as set forth herein (the "Shares"), of fully paid and non-assessable common stock, $.10 par value (the "Common Stock"), of the Company upon surrender of this Certificate and payment of the Exercise Price at the principal office of the Company presently located at 2 Corporate Plaza, Suite 125, Newport Beach, California 92660, United States. The number of Shares purchaseable upon exercise of the Warrants and the Exercise Price per Share shall be subject to adjustment from time to time as set forth herein. The exercise of the Warrants is subject to compliance with the conditions set forth herein. The exercise of the Warrants is subject to compliance with the conditions set forth herein under the heading "Compliance with U.S. Securities Laws." under the heading "Compliance with U.S. Securities Laws."

        1.  Exercise of Warrants.




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           (a)  The exercise of any Warrants represented by this Certificate is subject to the conditions set forth below in "Compliance with U.S. Securities Laws."

           (b) Subject to compliance with the conditions set forth below in "Compliance with U.S. Securities Laws," the Holder shall have the right to purchase from the Company the number of Shares which the Holder may at the time be entitled to purchase pursuant hereto, upon surrender to the Company at its principal office, of this Certificate together with the form of election to purchase attached hereto duly completed and signed, and upon payment to the Company of the aggregate Exercise Price for the number of Shares in respect of which Warrants are then exercised.

            (c) No Warrant may be exercised after 5:00 p.m., California time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

            (d) Payment of the aggregate Exercise Price for the number of Shares in respect of which Warrants are exercised shall be made in cash, or by certified check or bank draft payable to the order of the Company, or any combination of the foregoing.

            (e) The Warrants represented by this Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional shares of Common Stock). Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder a new Certificate of like tenor representing such number of unexercised Warrants.

            (f) Upon surrender of this Certificate and payment of the Exercise Price as aforesaid, the Company shall cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Shares purchased upon the exercise of the Warrants.

        2. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

        3. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the issuance and delivery of the Shares upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any Warrant or the delivery of any Shares in any name other than that of the Holder, which transfer taxes shall be paid by the Holder.





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        4.  Compliance with U.S. Securities Laws. The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Act"), and the Warrants may not be exercised within the United States or by or on behalf of any "U.S. person" (as defined in Regulation S under the Act) unless the Warrants and such shares of Common Stock are registered under the Act or an exemption from such registration is available. Accordingly, it is a condition to the exercise of the Warrants that (I) any shares of Common Stock issuable upon such exercise will not be delivered within the United States except in circumstances constituting an "offshore transaction" (as defined in Regulation S under the Act) or unless such shares have been registered under the Act or an exemption from such registration is available, and (ii) the exercising Holder must deliver to the Company (A) a written certification that such Holder is not a "U.S. person" (as defined in Regulation S under the Act) and that the Warrants are not being exercised on behalf of, or for the account or benefit of, a "U.S. person" (as defined in Regulation S under the Act), or (B) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the Warrants and the shares of Common Stock issuable upon exercise thereof have been registered under the Act or are exempt from registration under the Act.

        5. Transfer of Warrants. The Warrants shall be transferable only on the books of the Company maintained at the Company s principal office upon delivery of this Certificate with the form of assignment attached hereto duly completed and signed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. The Company may, in its discretion, require, as a condition to any transfer of Warrants, a signature guarantee by a commercial bank or trust company, by a broker or dealer which is a member of the National Association of Securities Dealers, Inc., or by a member of a national securities exchange, The Securities and Futures Authority Limited in the United Kingdom, or The International Stock Exchange in London, England. Upon any registration of transfer, the Company shall deliver a new certificate or certificates of like tenor and evidencing in the aggregate a like number of Warrants to the person entitled thereto in exchange for this Certificate, subject to the limitations provided herein, without any charge except for any tax, or other governmental charge imposed in connection therewith.

        6. Exchange and Replacement of Warrant Certificates; Loss of Mutilated Warrant Certificates.

            (a) This Certificate is exchangeable without expense, upon the surrender hereof by the Holder at the principal office of the Company, for a new Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder at the time of such surrender.

            (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Certificate and, in case of such loss, theft or destruction, of indemnity




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   or security reasonably satisfactory to it, and reimbursement to the
   Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Certificate, if mutilated, the Company will make and deliver a new Certificate of like tenor, in lieu thereof.

        7.  Initial Exercise Price; Adjustment of Exercise Price.

            (a) Initial Exercise Price. The Warrants initially are exercisable at the Initial Exercise Price per Share, subject to adjustment from time to time as provided herein.

            (b) Computation of Adjusted Price. Subject to the exceptions referred to in paragraph (g) below, in the event that the Company shall at any time after the initial issuance date of the Warrants represented by this Certificate issue or sell any shares of Common Stock (other than the issuance or sale of Common Stock referred to in paragraph (g) below), including shares of Common Stock held in the Company s treasury, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or less than the Market Price (as defined in subparagraph (vi) below), or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) equal to the quotient derived by dividing (I) an amount equal to the sum of (A) the product of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (y) the lower of (1) the Exercise Price in effect immediately prior to such issuance or sale or (2) the Market Price per share of Common Stock on the date immediately prior to the issuance or sale of such shares, plus, (B) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of readjustments provided for in paragraph
   (c) below or a combination of outstanding shares of Common Stock provided in paragraph (d) below.

        For the purposes of any computation to be made in accordance with this paragraph (b), the following provisions shall be applicable:

                (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common stock are offered by the Company for subscription, the subscription price, or, if such shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.




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                (ii)  In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, or on the exercise of options, rights or warrants or on the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                (iv) The reclassification of securities of the Company (other than shares of Common Stock into securities including shares of Common Stock) shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subparagraph (ii) above.

                (v) The number of Shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

                (vi) As used herein, the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the common stock is listed or admitted to trading or as reported in the Automated Quotation System of the National Association of Securities Dealers, Inc. (the "Nasdaq System"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or, if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the day immediately preceding such issuance or sale, the day of such issuance or sale and the day immediately




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   after such issuance or sale.

            (c) Options. Rights. Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Holders of Warrants pursuant to paragraph (i), in the event that the Company shall at any time after December 31, 1997 issue any options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuance or exercise of options, rights or warrants referred to in paragraph (g) below), (i) for a consideration per share less than (A) the Exercise Price in effect immediately prior to the issuance of such options, rights, or warrants, or such convertible or exchangeable securities, or (B) the Market Price, or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of paragraph (b) above; provided, however, that:

                (i) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants are issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options, rights or warrants at the time or issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock), if any, received by the Company for such options, rights or warrants, and if no minimum price is provided in such options, rights or warrants, then the consideration shall be equal to zero; provided herein, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subparagraph (i) (and for the purposes of subparagraph (v) of paragraph (b) above) shall be reduced by such number of shares of Common Stock as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that




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   upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subparagraph (ii) (and for the purpose of subparagraph
   (v) of paragraph (b) above) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subparagraph (i) above, or in the price per share at which the securities referred to in subparagraph (ii) above are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                (iv) When an adjustment has been made in the Exercise Price pursuant to this paragraph (c) in respect of the issuance of any options, rights or warrants to subscribe for shares of Common Stock or the issuance of any securities convertible into or exchangeable for shares of Common Stock, no additional adjustment in the Exercise Price shall be made pursuant to paragraph 7(b) above upon the issuance of shares of Common Stock upon the exercise of such options, rights or warrants or upon the conversion or exchange of such securities.

            (d) Subdivision and Combination. In the event that the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            (e) Reclassification. Consolidation. Merger. Etc.. In the event of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the event of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such




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   shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder shall thereafter have the right to convert into and to purchase the kind and respective number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

            (f) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                (i) upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

                (ii) upon the issuance or sale of shares of Common Stock and warrants to be issued concurrently herewith, if any, and upon the issuance or sale of shares of Common Stock upon the exercise of such warrants;

                (iii) upon (A) the issuance of options pursuant to any employee, executive or director benefit, incentive, stock option or profit sharing plans of the Company which plans are in effect on December 31, 1997 or, (B) the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options; or

                (iv) upon the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants or upon the conversion of any convertible subordinated debentures previously issued and outstanding on December 31, 1997; or

                (v) if the amount of said adjustment shall be less than $0.02 per Share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least $0.02 per Share.

            (g) Dividends and Other Distribution with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of




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   such Warrants, the same monies, property, assets, rights, evidences or indebtedness, securities or any other thing of value that it would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subparagraph (g).

            (h) Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or any affiliate of the Company shall at any time after December 31, 1997 and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Holder of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights on a pro rata basis at the time such rights are distributed to the other stockholders of the Company.

            (i) Statement on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the certificates representing the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the certificate representing the Warrants initially issuable.

        8.  Notices to Warrant Holders. Nothing contained in this
   Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

            (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or




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   merger of the Company with another entity;

   then, in any one or more of said events, the Company shall give written notice of such event at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding-up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding-up or sale.

        9.  Reservation and Listing of Securities.

            (a) The Company covenants and agrees that at all times during the period the Warrants are exercisable, the Company shall reserve and keep available, free from preemptive rights, out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares of Common Stock held in its treasury, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise of the Warrants.

            (b) The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable, and the Holder shall receive good and valid record title to such shares of Common Stock, free and clear from all taxes with respect to the issue or sale thereof and any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except as may have been created by the Holder, and such shares of Common Stock shall not be subject to the preemptive rights of any stockholder.

            (c) As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by Nasdaq.

        10. Survival. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Certificate and any investigation at any time made by or on behalf of any party hereto and the exercise, sale and purchase of the Warrants and the Common Stock (and any other securities or properties) issuable on exercise hereof.

        11. Remedies. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of hereof, may not be adequate and such terms may, in addition to and not in lieu of any




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   other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        12. Registered Holder. The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Certificate and the Warrants represented thereby (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise of the Warrants, and of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        13. Notices. All notices and other communications from the Company to the Holder of the Warrants represented by this Certificate shall be mailed by first class registered or certified airmail, postage prepaid, to the last address of such Holder as it shall appear on the books of the Company maintained at the Company s principal office upon or to such other address as the Holder may have specified to the Company in writing.

        14. Headings. The headings contained herein are for convenience of reference only and are not part of this Warrant.

        15. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officers under its corporate seal.


   Dated:
                              Metalclad Corporation

   [Corporate Seal]
                              By:    /s/Grant s. Kesler
                                 ----------------------------------
                                 Grant S. Kesler, President


                                /s/Bruce H. Haglund
   Attest:                    -------------------------------------
                              Bruce H. Haglund, Secretary

              METALCLAD CORPORATION - FORM OF ELECTION TO PURCHASE

   IN CONNECTION WITH THIS ELECTION TO PURCHASE, THE WARRANT HOLDER MUST DELIVER TO THE COMPANY (i) A WRITTEN CERTIFICATION THAT SUCH HOLDER IS
   NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THAT THE WARRANTS ARE NOT BEING EXERCISED ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE ACT), OR (ii) A WRITTEN OPINION OF UNITED STATES COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE ACT OR ARE EXEMPT FROM REGISTRATION UNDER THE ACT.


        The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant Certificate for, and to purchase thereunder, ________ Shares and herewith tenders in payment for such Shares cash or a certified check or bank draft payable to the order of METALCLAD CORPORATION in the amount of $________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of and delivered to:


                               (Please Print Name)


                                    (Address)


              (Social Security Number or other Identifying Number)

   and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the Shares purchasable hereunder be registered in the name of the undersigned Warrant holder or his Assignee as below indicated and delivered to the address stated below.

   Name of Warrant Holder:        --------------------------------------
                                              (Please Print)

                Signature:        ---------------------------------------

                  Date:           ---------------------------------------

   Note: The above signature must correspond in all respects with the name of the holder as specified on the face of this Warrant Certificate, without alteration or enlargement or change whatever, unless the Warrants represented by this Warrant Certificate has been assigned.

                   METALCLAD CORPORATION - FORM OF ASSIGNMENT

       (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   --------------------------------------------------------------------------
                               (Please Print Name)

   --------------------------------------------------------------------------
                                    (Address)

   --------------------------------------------------------------------------
              (Social Security Number or other Identifying Number)

   this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of Metalclad Corporation (the "Company"), as attorney-in-fact, to transfer the within Warrant Certificate on the books of the Company, with full power of substitution in the premises.

                         Signature: -----------------------------------------

                              Date: -----------------------------------------

   Note: The above signature must correspond in all respects with the name of the holder as specified on the face of this Warrant Certificate, without alteration or enlargement or change whatever. The above signature of the registered holder must be guaranteed by a commercial bank or trust company, by a broker or dealer which is a member of the National Association of Securities Dealers, Inc. or by a member of a national securities exchange, The Securities and Futures Authority Limited in the United Kingdom or The International Stock Exchange in London, England. Notarized or witnessed signatures are not acceptable as guaranteed signatures,

   Signature Guaranteed:


   ----------------------------------
   Authorized Officer

   ----------------------------------
   Name of Institution


                                       13
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